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                       ING VP NATURAL RESOURCES TRUST
                       ING VP Natural Resources Trust

                       Supplement dated June 19, 2006
              to the ING VP Natural Resources Trust Prospectus
                            dated April 28, 2006

     On May 25, 2006, the Board of Trustees of ING VP Natural Resources Trust approved a proposal to reorganize ING VP Natural Resources Trust
("Disappearing Fund") into ING Global Resources Portfolio ("Surviving
Portfolio"):

          DISAPPEARING FUND                    SURVIVING PORTFOLIO
   --------------------------------      --------------------------------
    ING VP Natural Resources Trust        ING Global Resources Portfolio


     The proposed reorganization is subject to approval by shareholders of the Disappearing Fund. If shareholder approval is obtained, it is expected that the reorganization will take place on or about the fourth quarter of 2006.

             PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE